UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: October 18, 2006

Date of Report: October 20, 2006

J.B. POINDEXTER & CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	76-0312814
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	file number)	Identification No.)

1100 Louisiana, Suite 5400, Houston, Texas	77002
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 655-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure, election, or appointment of directors or officers.

Stormy T.W. Hicks resigned as President and Chief Operating Officer of the Company and as a member of its Board of Directors effective October 18, 2006.  Mr. Hicks’ employment agreement provides for Mr. Hicks to receive his base salary for one year following his termination, subject to certain conditions.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

J.B. POINDEXTER & CO., INC.

Date: October 20, 2006	By:	/s/ Robert S. Whatley
Robert S. Whatley Vice President, Finance